UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 7, 2003

CONCERTO SOFTWARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15578	02-0364368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Technology Park Drive

Westford, Massachusetts 01886

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(978) 952-0200

ITEM 5: Other Events and Required FD Disclosure

On October 7, 2003, Concerto Software, Inc., a Delaware corporation (“Concerto”), announced in a press release that it entered into an agreement and plan of merger dated as of October 7, 2003 (the “Merger Agreement”) with Melita International Ltd. (“Melita”) and Bach Merger Sub, Inc. (“Merger Sub”), an indirect wholly-owned subsidiary of Melita. Pursuant to the Merger Agreement, Merger Sub will merge (the “Merger”) with and into Concerto, with the separate corporate existence of Merger Sub ceasing and Concerto continuing as the surviving corporation and an indirect wholly-owned subsidiary of Melita. Except as provided below, at the effective time of the Merger (the “Effective Time”), each share of Concerto common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $12.00 per share in cash for a total transaction value of approximately $145.2 million in the aggregate. Notwithstanding the foregoing, pursuant to the Merger Agreement, certain officers and a director of Concerto will not receive cash for their shares but will instead contribute their shares to Melita in exchange for a minority equity interest in Melita.

The consummation of the Merger is subject to various conditions precedent, including approval by the holders of a majority of the common stock of Concerto and the securing of regulatory approvals.

The preceding is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. In addition, a copy of the press release regarding the Merger Agreement is being filed as Exhibit 99.1 hereto and the portions thereof relating to the Merger Agreement are incorporated herein by reference.

ITEM 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 7, 2003, by and among Bach Merger Sub, Inc., a Delaware corporation, Melita International Ltd., a Cayman Islands company, and Concerto Software, Inc., a Delaware corporation

99.1	Press Release of Concerto Software, Inc. dated October 7, 2003 (The information in this Form 8-K and Exhibit 99.1 attached hereto relating to the estimated financial results for the third fiscal quarter of Concerto ended September 30, 2003 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.)

ITEM 12: Results of Operations and Financial Condition

On October 7, 2003, Concerto issued a press release relating to (i) Concerto entering into the Merger Agreement by and among Merger Sub, Melita and Concerto more fully described in response to Item 5 of this current report on Form 8-K and (ii) certain information relating to the estimated financial results for the third fiscal quarter of Concerto ended September 30, 2003. The portion of the press release in which Concerto reported its estimated financial results for the third fiscal quarter of Concerto ended September 30, 2003, which is furnished herewith as Exhibit 99.1, is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCERTO SOFTWARE, INC.

Date: October 8, 2003	By:	/s/ James D. Foy

James D. Foy Chief Executive Officer and President

3

EXHIBIT INDEX

Exhibit No.

Exhibit 2.1	Agreement and Plan of Merger, dated as of October 7, 2003, by and among Bach Merger Sub, Inc., a Delaware corporation, Melita International Ltd., a Cayman Islands company, and Concerto Software, Inc., a Delaware corporation

Exhibit 99.1	Press Release of Concerto Software, Inc. dated October 7, 2003 (The information in this Form 8-K and Exhibit 99.1 attached hereto relating to the estimated financial results for the third fiscal quarter of Concerto ended September 30, 2003 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.)

4